Exhibit 99.2

Financial Supplement December 31, 2006

Investor Contact Helen M. Wilson Phone: (441) 299-9283 Fax: (441) 292-8675	This report is for informational purposes only. It should be read in conjunction with documents filed by ACE Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

email: investorrelations@ace.bm	Cautionary Statement Regarding Forward-Looking Statements:

Any forward-looking statements made in this financial supplement reflect the Company’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from those set forth in these statements. For example, the Company’s forward-looking statements, such as statements concerning exposures, reserves and recoverables, could be affected by the frequency of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable and credit developments among reinsurers.

The Company’s forward-looking statements could also be affected by competition, pricing and policy term trends, the levels of new and renewal business achieved, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ACE Limited Financial Supplement Table of Contents

		Page
I.	Financial Highlights
	- Consolidated Financial Highlights	1

II.	Consolidated Results
	- Consolidated Results - Consecutive Quarters	2-3
	- Summary Consolidated Balance Sheets	4
	- Consolidated Premiums by Line of Business	5
	- Consolidating Statement of Operations	6-7

III.	Segment Results
	- Insurance-North American	8-9
	- Insurance-Overseas General	10
	- Global Reinsurance	11-13
	- Life Insurance and Reinsurance	14

IV.	Balance Sheet Details
	- Loss Reserve Rollforward	15
	- Reinsurance Recoverable Analysis	16-19
	- Investment Portfolio	20-21
	- Net Realized and Unrealized Gains (Losses)	22
	- Capital Structure	23
	- Computation of Basic and Diluted Earnings Per Share	24

V.	Other Disclosures
	- Non-GAAP Financial Measures	25
	- Book Value per Ordinary Share	26
	- Comprehensive Income	27
	- Glossary	28

ACE Limited
Consolidated Financial Highlights
(in millions of U.S. dollars, except share, per share data and ratios)
(Unaudited)

	Three months ended December 31			Year ended December 31
	2006	2005	% Change 4Q-06 vs. 4Q-05	2006	2005	% Change 2006 vs. 2005
Gross premiums written	$4,010	$3,794	6%	$17,401	$16,811	4%

Net premiums written	$2,864	$2,628	9%	$12,030	$11,792	2%

Net premiums earned	$3,026	$2,859	6%	$11,825	$11,748	1%

Net investment income	$428	$354	21%	$1,601	$1,264	27%

Net income	$665	$236	182%	$2,305	$1,028	124%

Income excluding net realized gains (losses) and cumulative effect (1)	$643	$244	164%	$2,351	$955	146%

Comprehensive income	$813	$127	540%	$2,689	$626	330%

Operating cash flow	$804	$809	-1%	$4,105	$4,308	-5%

Combined ratio
Loss and loss expense ratio	61.8%	76.5%		61.2%	74.5%
Underwriting and administrative expense ratio	26.4%	25.4%		26.9%	25.0%

Combined ratio	88.2%	101.9%		88.1%	99.5%

Annualized ROE*	19.0%	8.9%		18.5%	8.9%
Annualized ROE, excluding FAS 115*	19.8%	9.2%		19.2%	9.3%

Effective tax rate on income excluding net realized gains (losses) and cumulative effect	17%	8%		20%	22%

Diluted earnings per share
Income excluding net realized gains (losses) and cumulative effect (1)	$1.92	$0.72	167%	$7.05	$3.06	130%
Net income	$1.99	$0.69	188%	$6.91	$3.31	109%

Book value per ordinary share	$42.03	$34.81	21%	$42.03	$34.81	21%
Tangible book value per ordinary share	$33.66	$26.45	27%	$33.66	$26.45	27%

Weighted average basic ordinary shares outstanding	322.5	317.1		321.8	292.4
Weighted average diluted ordinary shares outstanding	328.4	323.4		327.2	297.3
Debt/ total capitalization	12.8%	14.8%		12.8%	14.8%

(1)	See page 25 Non-GAAP Financial Measures.

*	Calculated using income excluding net realized gains (losses) and cumulative effect of a change in accounting principle (cumulative effect)

Financial Highlights	Page 1

ACE Limited
Consolidated Results - Consecutive Quarters
(in millions of U.S. dollars)
(Unaudited)

ACE Limited Consolidated

	4Q-06	3Q-06	2Q-06	1Q-06	4Q-05	Full Year 2006	Full Year 2005
Property and Casualty (1)
Gross premiums written	$3,932	$4,228	$4,517	$4,450	$3,727	$17,127	$16,563
Net premiums written	2,786	2,721	3,000	3,249	2,561	11,756	11,544
Net premiums earned	2,948	3,019	2,840	2,744	2,792	11,551	11,500
Losses and loss expenses	1,824	1,818	1,748	1,680	2,135	7,070	8,571
Policy acquisition costs	424	430	423	412	418	1,689	1,639
Administrative expenses	353	345	332	391	293	1,421	1,242

P&C underwriting income (loss)	$347	$426	$337	$261	$(54)	$1,371	$48

Life underwriting income excluding investment income	25	25	20	20	17	90	62
Net investment income	428	414	390	369	354	1,601	1,264
Net realized gains (losses)	15	(113)	(7)	7	(25)	(98)	76
Interest expense	42	46	45	43	46	176	174
Other (income) expense	(16)	(2)	(12)	(5)	6	(35)	(25)
Income tax expense (benefit)	124	130	134	134	4	522	273
Cumulative effect of a change in accounting principle, net of tax	—	—	—	4	—	4	—

Net income	$665	$578	$573	$489	$236	$2,305	$1,028

Net realized gains (losses)	15	(113)	(7)	7	(25)	(98)	76
Tax expense (benefit) on net realized gains (losses)	(7)	(39)	(1)	(1)	(17)	(48)	3
Cumulative effect of a change in accounting principle, net of tax	—	—	—	4	—	4	—

Income excluding net realized gains (losses) and cumulative effect (2)	$643	$652	$579	$477	$244	$2,351	$955

% Change versus prior year period (1)
Property and Casualty net premiums written	9%	-4%	5%	-2%	-1%	2%	2%
Property and Casualty net premiums earned	6%	0%	-1%	-3%	-1%	0%	6%

Other ratios
Net premiums written/gross premiums written	71%	64%	66%	73%	69%	69%	70%
Effective tax rate on income excluding net realized gains (losses) and cumulative effect	17%	21%	19%	22%	8%	20%	22%

Combined ratio (1)
Loss and loss expense ratio	61.8%	60.2%	61.6%	61.2%	76.5%	61.2%	74.5%
Policy acquisition cost ratio	14.4%	14.2%	14.9%	15.1%	14.9%	14.6%	14.2%
Administrative expense ratio	12.0%	11.4%	11.7%	14.3%	10.5%	12.3%	10.8%

Combined ratio	88.2%	85.8%	88.2%	90.6%	101.9%	88.1%	99.5%

Large losses and other items (1)
Brandywine (asbestos, environmental and other run-off losses) (3)	$—	$—	$—	$—	$—	$—	$—
Catastrophe and other large losses (before tax)	$6	$6	$2	$3	$360	$17	$1,359
Prior period development - unfavorable (favorable)	$17	$17	$(14)	$(32)	$8	$(12)	$86

(1)	Property and casualty excluding Life is presented to allow for comparison and analysis with earnings guidance. This is a non-GAAP measure.

(2)	See page 25 Non-GAAP Financial Measures.

(3)	Includes a provision for bad debt and unallocated loss adjustment expenses.

Consolidated Results	Page 2

ACE Limited
Consolidated Results - Consecutive Quarters - 2
(in millions of U.S. dollars)
(Unaudited)

ACE Limited Consolidated

	3Q-05	2Q-05	1Q-05	Full Year 2004
Property and Casualty (1)
Gross premiums written	$4,200	$4,153	$4,483	$15,864
Net premiums written	2,828	2,849	3,306	11,270
Net premiums earned	3,030	2,861	2,817	10,884
Losses and loss expenses	2,804	1,843	1,789	7,690
Policy acquisition costs	417	423	381	1,535
Administrative expenses	304	313	332	1,254

P&C underwriting income (loss)	$(495)	$282	$315	$405

Life underwriting income excluding investment income	15	14	16	16
Net investment income	320	305	285	1,013
Net realized gains (losses)	83	32	(14)	197
Interest expense	43	43	42	183
Other (income) expense	(23)	(5)	(3)	9
Income tax expense (benefit)	15	128	126	286

Net income (loss)	$(112)	$467	$437	$1,153

Net realized gains (losses)	83	32	(14)	197
Tax expense (benefit) on net realized gains (losses)	8	8	4	44

Income (loss) excluding net realized gains (losses) and cumulative effect (2)	$(187)	$443	$455	$1,000

Combined ratio (1)
Loss and loss expense ratio	92.6%	64.4%	63.5%	70.7%
Policy acquisition cost ratio	13.8%	14.7%	13.6%	14.1%
Administrative expense ratio	10.1%	10.9%	11.8%	11.5%

Combined ratio	116.5%	90.0%	88.9%	96.3%

(1)	Property and casualty excluding Life is presented to allow for comparison and analysis with earnings guidance. This is a non-GAAP measure.

(2)	See page 25 Non-GAAP Financial Measures.

Consolidated Results	Page 3

ACE Limited
Summary Consolidated Balance Sheets
(in millions of U.S. dollars, except per share data)

	December 31 2006	September 30 2006	June 30 2006	March 31 2006	December 31 2005
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Audited)
Assets
Fixed maturities available for sale, at fair value	$28,540	$27,069	$25,962	$25,411	$24,285
Fixed maturities held to maturity, at amortized cost	3,047	3,081	3,141	3,107	3,076
Equity securities, at fair value	1,713	1,553	1,416	1,600	1,507
Short-term investments, at fair value	2,456	3,009	3,125	2,452	2,299
Other investments	845	817	719	687	675

Total investments	36,601	35,529	34,363	33,257	31,842

Cash	565	544	552	398	512
Securities lending collateral	2,171	2,034	1,285	1,782	1,723
Insurance and reinsurance balances receivable	3,580	3,733	3,941	3,742	3,343
Reinsurance recoverable	14,580	14,729	15,270	15,569	15,463
Deferred policy acquisition costs	1,077	1,081	1,090	1,032	930
Prepaid reinsurance premiums	1,586	1,686	1,708	1,505	1,346
Goodwill	2,731	2,655	2,703	2,703	2,703
Deferred tax assets	1,165	1,164	1,243	1,271	1,314
Investments in partially owned insurance companies	789	917	894	885	876
Other assets	2,290	2,361	2,341	2,703	2,388

Total assets	$67,135	$66,433	$65,390	$64,847	$62,440

Liabilities
Unpaid losses and loss expenses	$35,517	$35,149	$35,564	$35,508	$35,055
Unearned premiums	6,437	6,676	6,963	6,554	5,884
Future policy benefits for life and annuity contracts	518	516	521	519	521
Insurance and reinsurance balances payable	2,449	2,467	2,484	2,346	2,405
Deposit liabilities	335	346	348	318	350
Securities lending payable	2,171	2,034	1,285	1,782	1,723
Payable for securities purchased	1,286	1,461	1,466	1,588	701
Accounts payable, accrued expenses and other liabilities	1,541	1,666	1,426	1,475	1,395
Income taxes payable	156	166	138	179	174
Short-term debt	578	500	800	300	300
Long-term debt	1,560	1,632	1,620	1,812	1,811
Trust preferred securities	309	309	309	309	309

Total liabilities	52,857	52,922	52,924	52,690	50,628

Shareholders’ equity
Total shareholders’ equity, excl. AOCI	13,562	12,943	12,414	11,907	11,480
Accumulated other comprehensive income (AOCI)	716	568	52	250	332

Total shareholders’ equity	14,278	13,511	12,466	12,157	11,812

Total liabilities and shareholders’ equity	$67,135	$66,433	$65,390	$64,847	$62,440

Book value per ordinary share (1)	$42.03	$39.74	$36.60	$35.68	$34.81
Tangible book value per ordinary share (1)	$33.66	$31.60	$28.29	$27.37	$26.45

(1)	See page 25 Non-GAAP Financial Measures.

Consol Bal Sheet	Page 4

ACE Limited
Consolidated Premiums by Line of Business
(in millions of U.S. dollars)
(Unaudited)

ACE Limited Consolidated

	4Q-06	% of Total Consolidated	4Q-05	% of Total Consolidated	% Change 4Q-06 vs. 4Q-05	Full Year 2006	% of Total Consolidated	Full Year 2005	% of Total Consolidated	% Change 2006 vs. 2005
Net premiums written
Property and all other	$734	25%	$688	26%	7%	$3,677	31%	$3,468	29%	6%
Casualty	1,687	59%	1,563	59%	8%	6,652	55%	6,809	58%	-2%
Personal accident	365	13%	310	12%	18%	1,427	12%	1,267	11%	13%

Total P&C	2,786	97%	2,561	97%	9%	11,756	98%	11,544	98%	2%

Life	78	3%	67	3%	16%	274	2%	248	2%	10%

Total Consolidated	$2,864	100%	$2,628	100%	9%	$12,030	100%	$11,792	100%	2%

Net premiums earned
Property and all other	$924	31%	$887	31%	4%	$3,618	31%	$3,560	30%	2%
Casualty	1,646	54%	1,591	56%	3%	6,506	55%	6,698	57%	-3%
Personal accident	378	12%	314	11%	20%	1,427	12%	1,242	11%	15%

Total P&C	2,948	97%	2,792	98%	6%	11,551	98%	11,500	98%	0%

Life	78	3%	67	2%	16%	274	2%	248	2%	10%

Total Consolidated	$3,026	100%	$2,859	100%	6%	$11,825	100%	$11,748	100%	1%

Line of Business	Page 5

ACE Limited
Consolidating Statement of Operations
Three months ended December 31, 2006 and 2005
(in millions of U.S. dollars)
(Unaudited)

	Insurance - North American	Insurance - Overseas General	Global Reinsurance	Corporate & Other	Consolidated P&C	Life Insurance & Reinsurance	ACE Consolidated
December 31, 2006
Gross premiums written	$2,236	$1,441	$255	$—	$3,932	$78	$4,010
Net premiums written	1,476	1,059	251	—	2,786	78	2,864
Net premiums earned	1,471	1,097	380	—	2,948	78	3,026
Losses and loss expenses	1,054	576	194	—	1,824	—	1,824
Life and annuity benefits	—	—	—	—	—	32	32
Policy acquisition costs	122	226	76	—	424	9	433
Administrative expenses	132	157	14	50	353	12	365

Underwriting income (loss)	163	138	96	(50)	347	25	372

Net investment income	233	97	62	24	416	12	428
Net realized gains (losses)	(11)	8	17	14	28	(13)	15
Interest expense	—	—	—	42	42	—	42
Other (income) expense	(13)	7	2	(12)	(16)	—	(16)
Income tax expense (benefit)	89	43	9	(12)	129	(5)	124

Net income (loss)	309	193	164	(30)	636	29	665

Net realized gains (losses)	(11)	8	17	14	28	(13)	15

Tax expense (benefit) on net realized gains (losses)	(16)	2	1	6	(7)	—	(7)

Income (loss) excluding net realized gains (losses) (1)	$304	$187	$148	$(38)	$601	$42	$643

December 31, 2005
Gross premiums written	$2,056	$1,388	$283	$—	$3,727	$67	$3,794
Net premiums written	1,271	1,014	276	—	2,561	67	2,628
Net premiums earned	1,349	1,048	395	—	2,792	67	2,859
Losses and loss expenses	1,101	679	354	1	2,135	—	2,135
Life and annuity benefits	—	—	—	—	—	35	35
Policy acquisition costs	117	224	77	—	418	7	425
Administrative expenses	95	137	13	48	293	8	301

Underwriting income (loss)	36	8	(49)	(49)	(54)	17	(37)

Net investment income	189	83	49	26	347	7	354
Net realized gains (losses)	(14)	(18)	(11)	15	(28)	3	(25)
Interest expense	—	—	1	45	46	—	46
Other (income) expense	18	—	3	(15)	6	—	6
Income tax expense (benefit)	35	(17)	5	(19)	4	—	4

Net income (loss)	158	90	(20)	(19)	209	27	236
Net realized gains (losses)	(14)	(18)	(11)	15	(28)	3	(25)
Tax expense (benefit) on net realized gains (losses)	(9)	(4)	(1)	(3)	(17)	—	(17)

Income (loss) excluding net realized gains (losses) (1)	$163	$104	$(10)	$(37)	$220	$24	$244

(1)	See page 25 Non-GAAP Financial Measures.

Segment 2006 Qtr	Page 6

ACE Limited
Consolidating Statement of Operations
Year ended December 31, 2006 and 2005
(in millions of U.S. dollars)
(Unaudited)

	Insurance - North American	Insurance - Overseas General	Global Reinsurance	Corporate & Other	Consolidated P&C	Life Insurance & Reinsurance	ACE Consolidated
December 31, 2006
Gross premiums written	$9,663	$5,897	$1,567	$—	$17,127	$274	$17,401
Net premiums written	5,940	4,266	1,550	—	11,756	274	12,030
Net premiums earned	5,719	4,321	1,511	—	11,551	274	11,825
Losses and loss expenses	4,026	2,259	784	1	7,070	—	7,070
Life and annuity benefits	—	—	—	—	—	123	123
Policy acquisition costs	530	856	303	—	1,689	26	1,715
Administrative expenses	502	609	62	248	1,421	35	1,456

Underwriting income (loss)	661	597	362	(249)	1,371	90	1,461

Net investment income	876	370	221	92	1,559	42	1,601
Net realized gains (losses)	(83)	(16)	10	27	(62)	(36)	(98)
Interest expense	—	—	—	176	176	—	176
Other (income) expense	(2)	10	8	(51)	(35)	—	(35)
Income tax expense (benefit)	352	206	38	(68)	528	(6)	522
Cumulative effect of a change in accounting principle, net of tax	—	—	—	4	4	—	4

Net income (loss)	1,104	735	547	(183)	2,203	102	2,305

Net realized gains (losses)	(83)	(16)	10	27	(62)	(36)	(98)
Tax expense (benefit) on net realized gains (losses)	(55)	3	(1)	5	(48)	—	(48)
Cumulative effect of a change in accounting principle, net of tax	—	—	—	4	4	—	4

Income (loss) excluding net realized gains (losses) and cumulative effect (1)	$1,132	$754	$536	$(209)	$2,213	$138	$2,351

December 31, 2005
Gross premiums written	$9,189	$5,775	$1,599	$—	$16,563	$248	$16,811
Net premiums written	5,803	4,195	1,546	—	11,544	248	11,792
Net premiums earned	5,730	4,239	1,531	—	11,500	248	11,748
Losses and loss expenses	4,577	2,583	1,402	9	8,571	—	8,571
Life and annuity benefits	—	—	—	—	—	143	143
Policy acquisition costs	503	836	300	—	1,639	24	1,663
Administrative expenses	427	566	60	189	1,242	19	1,261

Underwriting income (loss)	223	254	(231)	(198)	48	62	110

Net investment income	698	319	173	38	1,228	36	1,264
Net realized gains (losses)	15	51	(4)	(5)	57	19	76
Interest expense	—	—	3	171	174	—	174
Other (income) expense	18	16	11	(70)	(25)	—	(25)
Income tax expense (benefit)	235	107	11	(78)	275	(2)	273

Net income (loss)	683	501	(87)	(188)	909	119	1,028

Net realized gains (losses)	15	51	(4)	(5)	57	19	76
Tax expense (benefit) on net realized gains (losses)	(7)	13	—	(3)	3	—	3

Income (loss) excluding net realized gains (losses) (1)	$661	$463	$(83)	$(186)	$855	$100	$955

(1)	See page 25 Non-GAAP Financial Measures.

Segment 2006 YTD	Page 7

ACE Limited
Segment Results - Consecutive Quarters
(in millions of U.S. dollars)
(Unaudited)

Insurance - North American

	4Q-06	3Q-06	2Q-06	1Q-06	4Q-05	Full Year 2006	Full Year 2005
Gross premiums written	$2,236	$2,550	$2,615	$2,262	$2,056	$9,663	$9,189
Net premiums written	1,476	1,459	1,502	1,503	1,271	5,940	5,803
Net premiums earned	1,471	1,547	1,367	1,334	1,349	5,719	5,730
Losses and loss expenses	1,054	1,090	966	916	1,101	4,026	4,577
Policy acquisition costs	122	142	122	144	117	530	503
Administrative expenses	132	129	125	116	95	502	427

Underwriting income	163	186	154	158	36	661	223

Net investment income	233	228	212	203	189	876	698
Net realized gains (losses)	(11)	(34)	(32)	(6)	(14)	(83)	15
Interest expense	—	—	—	—	—	—	—
Other (income) expense	(13)	11	1	(1)	18	(2)	18
Income tax expense (benefit)	89	74	95	94	35	352	235

Net income	309	295	238	262	158	1,104	683

Net realized gains (losses)	(11)	(34)	(32)	(6)	(14)	(83)	15
Tax expense (benefit) on net realized gains (losses)	(16)	(32)	(5)	(2)	(9)	(55)	(7)

Income excluding net realized gains (losses) (1)	$304	$297	$265	$266	$163	$1,132	$661

Combined ratio
Loss and loss expense ratio	71.7%	70.4%	70.7%	68.7%	81.6%	70.4%	79.9%
Policy acquisition cost ratio	8.3%	9.1%	8.9%	10.9%	8.6%	9.2%	8.8%
Administrative expense ratio	8.9%	8.4%	9.1%	8.7%	7.0%	8.8%	7.4%

Combined ratio	88.9%	87.9%	88.7%	88.3%	97.2%	88.4%	96.1%

Large losses and other items (before tax)
Brandywine (asbestos, environmental and other run-off losses) (2)	$—	$—	$—	$—	$—	$—	$—
Catastrophe and other large losses (before tax)	$—	$—	$—	$—	$114	$—	$557
Prior period development — unfavorable (favorable)	$20	$30	$11	$4	$13	$65	$103

% Change versus prior year period
Net premiums written	16%	-4%	5%	-5%	4%	2%	7%
Net premiums earned	9%	-3%	-3%	-3%	1%	0%	12%

Other ratios
Net premiums written/gross premiums written	66%	57%	57%	66%	62%	61%	63%
(1)	See page 25 Non-GAAP Financial Measures.

(2)	Includes a provision for bad debt and unallocated loss adjustment expenses.

Insurance-North American	Page 8

ACE Limited
Segment Results - Consecutive Quarters
(in millions of U.S. dollars)
(Unaudited)

Insurance - North American

	3Q-05	2Q-05	1Q-05	Full Year 2004
Gross premiums written	$2,461	$2,359	$2,313	$8,453
Net premiums written	1,519	1,427	1,586	5,424
Net premiums earned	1,595	1,411	1,375	5,096
Losses and loss expenses	1,483	1,018	975	4,266
Policy acquisition costs	136	131	119	458
Administrative expenses	99	118	115	470

Underwriting income (loss)	(123)	144	166	(98)

Net investment income	174	172	163	583
Net realized gains (losses)	17	17	(5)	134
Interest expense	—	—	—	1
Other (income) expense	(1)	1	—	6
Income tax expense (benefit)	22	90	88	114

Net income	47	242	236	498

Net realized gains (losses)	17	17	(5)	134
Tax expense (benefit) on net realized gains (losses)	2	1	(1)	30

Income excluding net realized gains (losses) (1)	$32	$226	$240	$394

Combined ratio
Loss and loss expense ratio	93.0%	72.2%	70.9%	83.7%
Policy acquisition cost ratio	8.6%	9.2%	8.7%	9.0%
Administrative expense ratio	6.3%	8.3%	8.4%	9.2%

Combined ratio	107.9%	89.7%	88.0%	101.9%

(1)	See page 25 Non-GAAP Financial Measures.

Insurance-North American 2	Page 9

ACE Limited
Segment Results - Consecutive Quarters
(in millions of U.S. dollars)
(Unaudited)

Insurance - Overseas General

	4Q-06	3Q-06	2Q-06	1Q-06	4Q-05	Full Year 2006	Full Year 2005
Gross premiums written	$1,441	$1,387	$1,485	$1,584	$1,388	$5,897	$5,775
Net premiums written	1,059	978	1,083	1,146	1,014	4,266	4,195
Net premiums earned	1,097	1,099	1,086	1,039	1,048	4,321	4,239
Losses and loss expenses	576	532	585	566	679	2,259	2,583
Policy acquisition costs	226	217	219	194	224	856	836
Administrative expenses	157	155	152	145	137	609	566

Underwriting income	138	195	130	134	8	597	254

Net investment income	97	97	91	85	83	370	319
Net realized gains (losses)	8	(32)	4	4	(18)	(16)	51
Interest expense	—	—	—	—	—	—	—
Other (income) expense	7	(3)	—	6	—	10	16
Income tax expense (benefit)	43	63	44	56	(17)	206	107

Net income	193	200	181	161	90	735	501

Net realized gains (losses)	8	(32)	4	4	(18)	(16)	51
Tax expense (benefit) on net realized gains (losses)	2	(6)	5	2	(4)	3	13

Income excluding net realized gains (losses) (1)	$187	$226	$182	$159	$104	$754	$463

Combined ratio
Loss and loss expense ratio	52.5%	48.4%	53.8%	54.5%	64.8%	52.3%	60.9%
Policy acquisition cost ratio	20.6%	19.8%	20.1%	18.7%	21.3%	19.8%	19.7%
Administrative expense ratio	14.3%	14.0%	14.1%	13.9%	13.2%	14.1%	13.4%

Combined ratio	87.4%	82.2%	88.0%	87.1%	99.3%	86.2%	94.0%

Large losses and other items
Catastrophe and other large losses (before tax)	$—	$3	$—	$—	$80	$3	$201
Prior period development - unfavorable (favorable)	$4	$(16)	$(21)	$(39)	$9	$(72)	$5

% Change versus prior year period
Net premiums written	4%	5%	2%	-4%	-6%	2%	-3%
Net premiums earned	5%	7%	1%	-4%	-7%	2%	-1%

Other ratios
Net premiums written/gross premiums written	73%	71%	73%	72%	73%	72%	73%

(1)	See page 25 Non-GAAP Financial Measures.

Insurance-Overseas General	Page 10

ACE Limited
Segment Results - Consecutive Quarters
(in millions of U.S. dollars)
(Unaudited)

Global Reinsurance

	4Q-06	3Q-06	2Q-06	1Q-06	4Q-05	Full Year 2006	Full Year 2005
Gross premiums written	$255	$291	$417	$604	$283	$1,567	$1,599
Net premiums written	251	284	415	600	276	1,550	1,546
Net premiums earned	380	373	387	371	395	1,511	1,531
Losses and loss expenses	194	196	197	197	354	784	1,402
Policy acquisition costs	76	71	82	74	77	303	300
Administrative expenses	14	16	18	14	13	62	60

Underwriting income (loss)	96	90	90	86	(49)	362	(231)

Net investment income	62	56	55	48	49	221	173
Net realized gains (losses)	17	2	(3)	(6)	(11)	10	(4)
Interest expense	—	—	—	—	1	—	3
Other (income) expense	2	1	2	3	3	8	11
Income tax expense (benefit)	9	9	8	12	5	38	11

Net income (loss)	164	138	132	113	(20)	547	(87)

Net realized gains (losses)	17	2	(3)	(6)	(11)	10	(4)
Tax expense (benefit) on net realized gains (losses)	1	(1)	(1)	—	(1)	(1)	—

Income (loss) excluding net realized gains (losses) (1)	$148	$135	$134	$119	$(10)	$536	$(83)

Combined ratio
Loss and loss expense ratio	50.9%	52.5%	51.0%	53.0%	89.6%	51.8%	91.6%
Policy acquisition cost ratio	20.1%	19.0%	21.2%	20.0%	19.6%	20.1%	19.6%
Administrative expense ratio	3.7%	4.2%	4.6%	3.8%	3.4%	4.1%	3.9%

Combined ratio	74.7%	75.7%	76.8%	76.8%	112.6%	76.0%	115.1%

Large losses and other items
Catastrophe and other large losses (before tax)	$6	$3	$2	$3	$166	$14	$601
Prior period development - unfavorable (favorable)	$(7)	$3	$(4)	$3	$(14)	$(5)	$(22)

(1)	See page 25 Non-GAAP Financial Measures.

Global Reinsurance	Page 11

ACE Limited
Segment Results - Consecutive Quarters - 2
(in millions of U.S. dollars)
(Unaudited)

Global Reinsurance

	4Q-06	3Q-06	2Q-06	1Q-06	4Q-05	Full Year 2006	Full Year 2005
% Change versus prior year period
Net premiums written	-9%	-25%	14%	14%	-1%	0%	2%
Net premiums earned	-4%	-9%	4%	4%	10%	-1%	10%

Other ratios
Net premiums written/gross premiums written	98%	98%	100%	99%	98%	99%	97%

Global Reinsurance - By Division
	4Q-06	3Q-06	2Q-06	1Q-06	4Q-05	Full Year 2006	Full Year 2005
Gross premiums written
Tempest Europe	$58	$60	$56	$104	$60	$278	$292
Tempest USA	181	178	249	295	193	903	903
Tempest Bermuda	16	53	112	205	30	386	404

Total	$255	$291	$417	$604	$283	$1,567	$1,599

Net premiums written
Tempest Europe	$57	$58	$53	$101	$58	$269	$280
Tempest USA	181	177	249	295	193	902	898
Tempest Bermuda	13	49	113	204	25	379	368

Total	$251	$284	$415	$600	$276	$1,550	$1,546

Net premiums earned
Tempest Europe	$68	$66	$68	$70	$74	$272	$295
Tempest USA	216	210	231	215	222	872	887
Tempest Bermuda	96	97	88	86	99	367	349

Total	$380	$373	$387	$371	$395	$1,511	$1,531

Net premiums written/gross premiums written

Tempest Europe	98%	97%	95%	97%	97%	97%	96%
Tempest USA	100%	99%	100%	100%	100%	100%	99%
Tempest Bermuda	81%	92%	101%	100%	83%	98%	91%

Total NPW/GPW	98%	98%	100%	99%	98%	99%	97%

Global Reinsurance 2	Page 12

ACE Limited
Segment Results - Consecutive Quarters - 3
(in millions of U.S. dollars)
(Unaudited)

Global Reinsurance

	3Q-05	2Q-05	1Q-05	Full Year 2004
Gross premiums written	$411	$369	$536	$1,567
Net premiums written	380	363	527	1,518
Net premiums earned	408	372	356	1,389
Losses and loss expenses	637	206	205	973
Policy acquisition costs	76	76	71	265
Administrative expenses	16	16	15	65

Underwriting income (loss)	(321)	74	65	86

Net investment income	45	40	39	126
Net realized gains (losses)	7	6	(6)	27
Interest expense	1	—	1	—
Other (income) expense	3	2	3	5
Income tax expense (benefit)	(12)	9	9	14

Net income (loss)	(261)	109	85	220

Net realized gains (losses)	7	6	(6)	27
Tax expense (benefit) on net realized gains (losses)	1	—	—	—

Income (loss) excluding net realized gains (losses) (1)	$(267)	$103	$91	$193

Combined ratio
Loss and loss expense ratio	156.2%	55.4%	57.6%	70.1%
Policy acquisition cost ratio	18.7%	20.2%	20.0%	19.1%
Administrative expense ratio	4.0%	4.1%	4.3%	4.6%

Combined ratio	178.9%	79.7%	81.9%	93.8%

(1)	See page 25 Non-GAAP Financial Measures.

Global Reinsurance 3	Page 13

ACE Limited
Segment Results - Consecutive Quarters
(in millions of U.S. dollars)
(Unaudited)

Life Insurance and Reinsurance

	4Q-06	3Q-06	2Q-06	1Q-06	4Q-05	Full Year 2006	Full Year 2005
Gross premiums written	$78	$69	$66	$61	$67	$274	$248
Net premiums written	78	69	66	61	67	274	248
Net premiums earned	78	69	66	61	67	274	248
Life and annuity benefits	32	29	34	28	35	123	143
Policy acquisition costs	9	7	4	6	7	26	24
Administrative expenses	12	8	8	7	8	35	19
Net investment income	12	11	9	10	7	42	36

Life underwriting income (1)	37	36	29	30	24	132	98

Net realized gains (losses)	(13)	(14)	(1)	(8)	3	(36)	19
Income tax expense (benefit)	(5)	—	—	(1)	—	(6)	(2)

Net income	29	22	28	23	27	102	119
Net realized gains (losses)	(13)	(14)	(1)	(8)	3	(36)	19
Tax expense (benefit) on net realized gains (losses)	—	—	—	—	—	—	—

Income excluding net realized gains (losses) (2)	$42	$36	$29	$31	$24	$138	$100

(1)	We assess the performance of our Life Insurance and Reinsurance business based on life underwriting income which includes net investment income.

(2)	See page 25 Non-GAAP Financial Measures.

Life	Page 14

ACE Limited
Loss Reserve Rollforward
(in millions of U.S. dollars)
(Unaudited)

	Total			Ongoing			Run-off (1)
	Unpaid Losses			Unpaid Losses			Unpaid Losses
	Gross	Ceded	Net	Gross	Ceded	Net	Gross	Ceded	Net
Balance at December 31, 2004	$31,483	$13,966	$17,517	$23,201	$8,427	$14,774	$8,282	$5,539	$2,743

Losses and loss expenses incurred	2,536	747	1,789	2,492	725	1,767	44	22	22
Losses and loss expenses paid	(1,998)	(763)	(1,235)	(1,817)	(661)	(1,156)	(181)	(102)	(79)
Other (incl. foreign exch. Revaluation)	(595)	(595)	—	(669)	(670)	1	74	75	(1)

Balance at March 31, 2005	31,426	13,355	18,071	23,207	7,821	15,386	8,219	5,534	2,685

Losses and loss expenses incurred	2,811	968	1,843	2,791	957	1,834	20	11	9
Losses and loss expenses paid	(1,919)	(752)	(1,167)	(1,711)	(567)	(1,144)	(208)	(185)	(23)
Other (incl. foreign exch. Revaluation)	(217)	(71)	(146)	(190)	(71)	(119)	(27)	—	(27)

Balance at June 30, 2005	32,101	13,500	18,601	24,097	8,140	15,957	8,004	5,360	2,644

Losses and loss expenses incurred	5,016	2,212	2,804	4,942	2,194	2,748	74	18	56
Losses and loss expenses paid	(2,342)	(892)	(1,450)	(2,187)	(799)	(1,388)	(155)	(93)	(62)
Other (incl. foreign exch. Revaluation)	(101)	(55)	(46)	(101)	(54)	(47)	—	(1)	1

Balance at September 30, 2005	34,674	14,765	19,909	26,751	9,481	17,270	7,923	5,284	2,639

Losses and loss expenses incurred	2,956	821	2,135	2,804	705	2,099	152	116	36
Losses and loss expenses paid	(2,485)	(969)	(1,516)	(2,291)	(897)	(1,394)	(194)	(72)	(122)
Other (incl. foreign exch. Revaluation)	(90)	(20)	(70)	(90)	(20)	(70)	—	—	—

Balance at December 31, 2005	35,055	14,597	20,458	27,174	9,269	17,905	7,881	5,328	2,553

Losses and loss expenses incurred	2,130	450	1,680	2,143	476	1,667	(13)	(26)	13
Losses and loss expenses paid	(1,686)	(503)	(1,183)	(1,486)	(353)	(1,133)	(200)	(150)	(50)
Other (incl. foreign exch. Revaluation)	9	10	(1)	16	10	6	(7)	—	(7)

Balance at March 31, 2006	35,508	14,554	20,954	27,847	9,402	18,445	7,661	5,152	2,509

Losses and loss expenses incurred	2,378	630	1,748	2,349	618	1,731	29	12	17
Losses and loss expenses paid	(2,536)	(1,082)	(1,454)	(2,344)	(938)	(1,406)	(192)	(144)	(48)
Other (incl. foreign exch. Revaluation)	214	69	145	212	69	143	2	—	2

Balance at June 30, 2006	35,564	14,171	21,393	28,064	9,151	18,913	7,500	5,020	2,480

Losses and loss expenses incurred	2,582	764	1,818	2,588	797	1,791	(6)	(33)	27
Losses and loss expenses paid	(2,395)	(975)	(1,420)	(2,223)	(893)	(1,330)	(172)	(82)	(90)
Other (Randall Sale)	(808)	(320)	(488)	—	—	—	(808)	(320)	(488)
Other (incl. foreign exch. Revaluation)	206	69	137	199	69	130	7	—	7

Balance at September 30, 2006	35,149	13,709	21,440	28,628	9,124	19,504	6,521	4,585	1,936

Losses and loss expenses incurred	2,780	956	1,824	2,477	710	1,767	303	246	57
Losses and loss expenses paid	(2,613)	(1,211)	(1,402)	(2,405)	(1,078)	(1,327)	(208)	(133)	(75)
Other (incl. foreign exch. Revaluation)	201	55	146	289	221	68	(88)	(166)	78

Balance at December 31, 2006	$35,517	$13,509	$22,008	$28,989	$8,977	$20,012	$6,528	$4,532	$1,996

(1)	The run-off reserves primarily include the Brandywine group, the Commercial Insurance Service - Middle Market Worker’s Comp. reserves and the pre-1997 Westchester Specialty reserves.

Loss Reserve Rollforward	Page 15

ACE Limited
Reinsurance Recoverable Analysis
(in millions of U.S. dollars)
(Unaudited)

Net Reinsurance Recoverable by Division

	December 31 2006	September 30 2006	June 30 2006	March 31 2006	December 31 2005
Reinsurance recoverable on paid losses and loss expenses
Active operations	$906	$855	$1,008	$940	$811
Brandywine	358	346	313	314	307
Westchester Run-off	36	37	41	59	53
Other Run-off	16	25	18	18	20

Total	$1,316	$1,263	$1,380	$1,331	$1,191

Reinsurance recoverable on unpaid losses and loss expenses
Active operations	$9,502	$9,794	$9,799	$10,072	$9,936
Brandywine	3,535	3,565	3,954	4,057	4,240
Westchester Run-off	676	676	683	683	699
Other Run-off	200	135	180	179	184

Total	$13,913	$14,170	$14,616	$14,991	$15,059

Gross reinsurance recoverable
Active operations	$10,408	$10,649	$10,807	$11,012	$10,747
Brandywine	3,893	3,911	4,267	4,371	4,547
Westchester Run-off	712	713	724	742	752
Other Run-off	216	160	198	197	204

Total	$15,229	$15,433	$15,996	$16,322	$16,250

Provision for uncollectible reinsurance
Active operations	$(501)	$(559)	$(538)	$(565)	$(586)
Brandywine	(121)	(129)	(166)	(164)	(174)
Westchester Run-off	(7)	(6)	(10)	(9)	(11)
Other Run-off	(20)	(10)	(12)	(15)	(16)

Total	$(649)	$(704)	$(726)	$(753)	$(787)

Net reinsurance recoverable
Active operations	$9,907	$10,090	$10,269	$10,447	$10,161
Brandywine	3,772	3,782	4,101	4,207	4,373
Westchester Run-off	705	707	714	733	741
Other Run-off	196	150	186	182	188

Total	$14,580	$14,729	$15,270	$15,569	$15,463

Reinsurance Recoverable	Page 16

ACE Limited
Reinsurance Recoverable Analysis - 2
(in millions of U.S. dollars)
(Unaudited)

Reinsurance Recoverable for Active Operations

	September 30, 2006
	Recoverable	Provision	% of Gross
Categories
Top 10 reinsurers	$5,322	$77	1.4%
Other reinsurers balances >$20 million	2,336	69	3.0%
Other reinsurers balances <$20 million	571	50	8.8%
Mandatory pools and government agencies	591	3	0.5%
Structured settlements	220	1	0.5%
Captives	1,259	1	0.1%
Other(1)	350	326	93.1%

Total	$10,649	$527	4.9%

At September 30, 2006, $7.7 billion of the active operations’ recoverables were from rated reinsurers, of which 93.8% were rated the equivalent of A- or better by internationally recognized rating agencies. The Company held collateral of $3.1 billion, of which $1.8 billion was matched and usable against existing recoverables.

Top 10 Reinsurers (net of collateral) (2)	Other Reinsurers Balances Greater Than $20 million (net of collateral) (2)
AGRI General Ins Co	AIOI Insurance Group	IRB – Brasil Resseguros S.A. Group
American International Group (AIG)	Allianz	Liberty Mutual Insurance Companies
Berkshire Hathaway Insurance Group	Allied World Assurance Group	Montpelier Reinsurance Ltd
Chubb Insurance Group	Arch Capital	Partner Re
Everest Re Group	Aspen Insurance Holdings Ltd	Platinum Underwriters
HDI Haftpflichtverband Der Deutschen Industrie Vag (Hannover)	AXA	PMA Capital Corp
Lloyd’s Of London	CIGNA	Renaissance Re Holdings Ltd
Munich Re Group	CNA Insurance Companies	Royal & Sun Alliance Insurance Group
Swiss Re Group	Converium Group	SCOR Group
XL Capital Group	Electric Insurance Company	Sompo Japan Group
	Endurance Specialty Holdings Ltd	St Paul Travelers Companies
	Fairfax Financial	Tawa UK Ltd
	Federal Crop Insurance Corp	Toa Reinsurance Company
	Gerling Global Group	White Mountains Insurance Group
	Independence Blue Cross Group	WR Berkley Corp
	ING Groep NV	Zurich Financial Services Group

(1)	Other includes amounts recoverable that are in dispute, or are from companies who are in supervision, rehabilitation or liquidation. Our estimate of provision for uncollectible reinsurance associated with Other considers the credit quality of the reinsurer, and whether we have received collateral or other credit protections such as parental guarantees.

(2)	Excludes recoverable amounts from companies who are in supervision, rehabilitation or liquidation, or are captive reinsurers, mandatory pools or voluntary pools.

Reinsurance Rec-Active	Page 17

ACE Limited
Reinsurance Recoverable Analysis - 3
(in millions of U.S. dollars)
(Unaudited)

Consolidated Reinsurance Recoverable

	September 30, 2006
	Recoverable	Provision	% of Gross
Categories
Top 10 reinsurers	$8,125	$100	1.2%
Other reinsurers balances >$20 million	3,519	157	4.5%
Other reinsurers balances <$20 million	732	69	9.4%
Mandatory pools and government agencies	600	3	0.5%
Structured settlements	522	2	0.4%
Captives	1,345	2	0.1%
Other(1)	590	371	62.9%

Total	$15,433	$704	4.6%

At September 30, 2006, $11.6 billion of ACE Limited recoverables were from rated reinsurers, of which 93.7% were rated the equivalent of A- or better by internationally recognized rating agencies.

Top 10 Reinsurers (net of collateral) (2)	Other Reinsurers Balances Greater Than $20 million (net of collateral) (2)
AGRI General Ins Co	AIOI Insurance Group	Electric Insurance Company	Partner Re
American International Group (AIG)	Allianz	Endurance Specialty Holdings Ltd	Platinum Underwriters
Berkshire Hathaway Insurance Group	Allied World Assurance Group	Equitas	PMA Capital Corp
Chubb Insurance Group	Allstate Group	Fairfax Financial	Renaissance Re Holdings Ltd
Everest Re Group	Arch Capital	Federal Crop Insurance Corp	Royal & Sun Alliance Insurance Group
HDI Haftpflichtverband Der Deutschen Industrie Vag (Hannover)	Aspen Insurance Holdings Ltd	FM Global Group	SCOR Group
Lloyd’s Of London	AVIVA	General Motors Corp	Sompo Japan Group
Munich Re Group	AXA	Gerling Global Group	St Paul Travelers Companies
Swiss Re Group	Castlewood Holdings Limited	Hartford Insurance Group	Tawa UK Ltd
XL Capital Group	CIGNA	Independence Blue Cross Group	Toa Reinsurance Company
	CNA Insurance Companies	ING Groep NV	Trenwick Group
	Converium Group	IRB - Brasil Resseguros S.A. Group	White Mountains Insurance Group
	Dominion Insurance Co Ltd	Liberty Mutual Insurance Companies	WR Berkley Corp
	Dow Chemical Co	Millea Holdings	Zurich Financial Services Group
	Dukes Place Holdings	Montpelier Reinsurance Ltd

(1)	Other includes amounts recoverable that are in dispute, or are from companies who are in supervision, rehabilitation or liquidation. Our estimate of provision for uncollectible reinsurance associated with Other considers the credit quality of the reinsurer, and whether we have received collateral or other credit protections such as parental guarantees.

(2)	Excludes recoverable amounts from companies who are in supervision, rehabilitation or liquidation, or are captive reinsurers, mandatory pools or voluntary pools.

Reinsurance Rec-Consolidated	Page 18

ACE Limited
Reinsurance Recoverable Analysis - 4
(in millions of U.S. dollars)
(Unaudited)

Detail on Reinsurance Recoverable on Paid Losses and Loss Expenses

	General Collections (1)	Other (2)	Total
Gross balance at December 31, 2005	$710	$481	$1,191
Provision at 12/31/05	32	304	336
% of gross	4.5%	63.2%	28.2%

Net balance at December 31, 2005	$678	$177	$855

Gross balance at March 31, 2006	$869	$462	$1,331
Provision at 3/31/06	49	277	326
% of gross	5.6%	60.0%	24.5%

Net balance at March 31, 2006	$820	$185	$1,005

Gross balance at June 30, 2006	$988	$392	$1,380
Provision at 6/30/06	62	229	291
% of gross	6.3%	58.4%	21.1%

Net balance at June 30, 2006	$926	$163	$1,089

Gross balance at September 30, 2006	$893	$370	$1,263
Provision at 9/30/06	53	199	252
% of gross	5.9%	53.8%	20.0%

Net balance at September 30, 2006	$840	$171	$1,011

Gross balance at December 31, 2006	$930	$386	$1,316
Provision at 12/31/06	54	201	255
% of gross	5.8%	52.1%	19.4%

Net balance at December 31, 2006 (3)	$876	$185	$1,061

(1)	General collections balances represent amounts in process of collection in the normal course of business, for which we have no indication of dispute or credit issues.

(2)	Other includes amounts recoverable that are in dispute, or are from companies who are in supervision, rehabilitation or liquidation for Brandywine Group and active operations. Our estimation of the reserve for other, considers the merits of the underlying matter, the credit quality of the reinsurer, and whether we have received collateral or other credit protections such as parental guarantees.

(3)	The current quarter split between general collections and other is estimated based on prior quarter balances. Balances are adjusted to actual in the next quarter.

Reinsurance Recoverable 4	Page 19

ACE Limited
Investment Portfolio
(in millions of U.S. dollars)
(Unaudited)

	December 31 2006	September 30 2006	June 30 2006	March 31 2006	December 31 2005
Market Value
Fixed maturities available for sale	$28,540	$27,069	$25,962	$25,411	$24,285
Fixed maturities held to maturity	3,015	3,051	3,050	3,045	3,055
Short-term investments	2,456	3,009	3,125	2,452	2,299

Total	$34,011	$33,129	$32,137	$30,908	$29,639

Asset Allocation by Market Value
Treasury	$1,322	$1,603	$1,695	$1,873	$1,956
Agency	2,207	1,732	1,637	1,633	1,506
Corporate	7,394	7,445	7,365	7,530	7,646
Mortgage-backed securities	11,346	10,514	9,833	9,082	8,363
Asset-backed securities	2,020	2,149	2,100	2,349	1,981
Municipal	809	608	604	557	504
Non-US	6,457	6,069	5,778	5,432	5,384
Short-term investments	2,456	3,009	3,125	2,452	2,299

Total	$34,011	$33,129	$32,137	$30,908	$29,639

Credit Quality by Market Value
AAA	$22,471	$21,936	$21,363	$19,938	$18,985
AA	2,725	2,630	2,358	2,556	2,108
A	3,909	4,115	4,157	4,317	4,350
BBB	2,498	2,251	2,117	2,076	2,083
BB	943	922	912	906	945
B	1,365	1,208	1,159	1,064	1,106
Other	100	67	71	51	62

Total	$34,011	$33,129	$32,137	$30,908	$29,639

Cost/Amortized Cost
Fixed maturities available for sale	$28,389	$26,924	$26,376	$25,591	$24,273
Fixed maturities held to maturity	3,047	3,081	3,141	3,107	3,076
Short term investments	2,456	3,008	3,125	2,452	2,299

Subtotal	33,892	33,013	32,642	31,150	29,648
Equity securities	1,372	1,297	1,215	1,325	1,280
Other investments	661	653	564	590	592

Total	$35,925	$34,963	$34,421	$33,065	$31,520

Avg. duration of fixed maturities, adjusted for int. rate swaps	3.3 years	3.0 years	3.2 years	3.1 years	2.9 years
Avg. market yield of fixed maturities	5.4%	5.4%	5.7%	5.4%	5.0%
Avg. credit quality	AA	AA	AA	AA	AA

Investments	Page 20

ACE Limited
Investment Portfolio
(in millions of U.S. dollars)
(Unaudited)

Investment portfolio

Top 10 Exposures - Fixed Maturity Investments

December 31, 2006		December 31, 2005
General Electric Co	$270	General Electric Co	$260
HSBC Holdings Plc	226	Citigroup Inc	220
Citigroup Inc	200	HSBC Holdings Plc	203
Morgan Stanley	192	Morgan Stanley	164
Bank of America Corp	186	JP Morgan Chase & Co	161
JP Morgan Chase & Co	179	Bank of America Corp	148
Comcast Corp	148	Wells Fargo & Co	139
Wells Fargo & Co	145	Verizon Communications Inc	123
Wachovia Corp	131	Comcast Corp	122
Lehman Brothers Holdings Inc	129	Lehman Brothers Holdings Inc	102

Investments 2	Page 21

ACE Limited
Net Realized and Unrealized Gains (Losses)
(in millions of U.S. dollars)
(Unaudited)

	Three months ended December 31, 2006			Year ended December 31, 2006
	Net Realized Gains (Losses) (1)	Net Unrealized Gains (Losses)	Net Impact	Net Realized Gains (Losses) (1)	Net Unrealized Gains (Losses)	Net Impact
Fixed maturities	$21	$4	$25	$(220)	$134	$(86)
Equity securities	39	85	124	163	114	277
Equity and fixed income derivatives	(35)	—	(35)	(40)	—	(40)
Foreign exchange gains (losses)	(2)	—	(2)	(13)	—	(13)
Other	11	37	63	36	105	133

Total gains (losses)	34	126	175	(74)	353	271
Other FAS 133 adjustments	(2)	—	(2)	7	—	7

Total gains (losses)	32	126	141	(67)	353	255
Income tax expense (benefit)	10	19	12	(17)	63	15

Net gains (losses)	$22	$107	$129	$(50)	$290	$240

(1)	The quarter includes impairments of $12M for fixed maturities and $1M for equities. Year to date includes impairments of $198M for fixed maturities, $10M for equities and $6M for other investments.

	Three months ended December 31, 2005			Year ended December 31, 2005
	Net Realized Gains (Losses) (2)	Net Unrealized Gains (Losses)	Net Impact	Net Realized Gains (Losses) (2)	Net Unrealized Gains (Losses)	Net Impact
Fixed maturities	$(77)	$(107)	$(184)	$(45)	$(447)	$(492)
Equity securities	18	1	19	76	23	99
Equity and fixed income derivatives	14	—	14	12	—	12
Foreign exchange gains (losses)	2	—	2	—	—	—
Other	(1)	7	6	4	38	42

Total inv. portfolio gains (losses)	(44)	(99)	(143)	47	(386)	(339)
Other FAS 133 adjustments	19	—	19	29	—	29

Total gains (losses)	(25)	(99)	(124)	76	(386)	(310)
Income tax expense (benefit)	(17)	(15)	(32)	3	(69)	(66)

Net gains (losses)	$(8)	$(84)	$(92)	$73	$(317)	$(244)

(2)	The quarter includes impairments of $40M for fixed maturities, $10M for equities and $2M for other investments. Year to date includes impairments of $68M for fixed maturities, $16M for equities and $4M for other investments.

Investment Gains (Losses)	Page 22

ACE Limited
Capital Structure
(in millions of U.S. dollars)
(Unaudited)

	December 31 2006	September 30 2006	June 30 2006	March 31 2006	December 31 2005	December 31 2004
Total short-term debt	$578	$500	$800	$300	$300	$146
Total long-term debt	1,560	1,632	1,620	1,812	1,811	1,849

Total debt	2,138	2,132	2,420	2,112	2,111	1,995

Total trust preferreds	309	309	309	309	309	412

Perpetual preferred	557	557	557	557	557	557
Ordinary shareholders’ equity	13,721	12,954	11,909	11,600	11,255	9,288

Total shareholders’ equity	$14,278	$13,511	$12,466	$12,157	$11,812	$9,845

Total capitalization	$16,725	$15,952	$15,195	$14,578	$14,232	$12,252
Tangible shareholders’ equity (1)	$11,547	$10,856	$9,763	$9,454	$9,109	$7,145

Leverage ratios
Debt/ total capitalization	12.8%	13.4%	15.9%	14.5%	14.8%	16.3%
Debt plus trust preferreds/ total capitalization	14.6%	15.3%	18.0%	16.6%	17.0%	19.6%
Debt/ tangible equity	18.5%	19.6%	24.8%	22.3%	23.2%	27.9%
Debt plus trust preferreds/ tangible equity	21.2%	22.5%	28.0%	25.6%	26.6%	33.7%
Debt plus total preferred stock/ total capitalization	18.0%	18.8%	21.6%	20.4%	20.9%	24.2%

(1)	Tangible equity is equal to shareholders’ equity less goodwill.

Capital Structure	Page 23

ACE Limited
Computation of Basic and Diluted Earnings Per Share
(in millions of U.S. dollars, except share and per share data)
(Unaudited)

	Three months ended December 31		Year ended December 31
	2006	2005	2006	2005
Numerator
Income excluding net realized gains (losses) and cumulative effect (1)	$643	$244	$2,351	$955
Perpetual preferred dividend	(12)	(12)	(45)	(45)

Income to ordinary shares, excl. net realized gains (losses) and cumulative effect	631	232	2,306	910
Net realized gains (losses), net of income tax	22	(8)	(50)	73

Net income available to the holders of ordinary shares excluding cumulative effect	653	224	2,256	983
Cumulative effect of a change in accounting principle, net of tax	—	—	4	—

Net income available to the holders of ordinary shares	$653	$224	$2,260	$983

Rollforward of ordinary shares
Ordinary shares - beginning of period	325,956,542	288,672,450	323,322,586	284,478,525
Issued (Public Offering)	—	32,909,170	—	32,909,170
Issued under employee stock purchase plan	58	235	202,949	216,504
Stock (cancelled) granted	(41,791)	(38,719)	947,373	990,406
Issued for option exercises	540,659	1,779,450	1,982,560	4,727,981

Ordinary shares - end of period	326,455,468	323,322,586	326,455,468	323,322,586

Denominator
Weighted average shares outstanding	322,461,336	317,061,215	321,768,672	292,401,343
Effect of other dilutive securities	5,905,367	6,296,293	5,463,350	4,898,540

Adj. wtd. avg. shares outstanding and assumed conversions	328,366,703	323,357,508	327,232,022	297,299,883

Basic earnings per share
Income excluding net realized gains (losses) and cumulative effect (1)	$1.96	$0.73	$7.17	$3.11
Net realized gains (losses), net of income tax	0.07	(0.02)	(0.16)	0.25
Cumulative effect of a change in accounting principle, net of tax	—	—	0.01	—

Net income	$2.03	$0.71	$7.02	$3.36

Diluted earnings per share
Income excluding net realized gains (losses) and cumulative effect (1)	$1.92	$0.72	$7.05	$3.06
Net realized gains (losses), net of income tax	0.07	(0.03)	(0.15)	0.25
Cumulative effect of a change in accounting principle, net of tax	—	—	0.01	—

Net income	$1.99	$0.69	$6.91	$3.31

(1)	See page 25 Non-GAAP Financial Measures.

Earnings per share	Page 24

ACE Limited
Non-GAAP Financial Measures
(in millions of U.S. dollars)
(Unaudited)

Regulation G - Non-GAAP Financial Measures

In presenting our results, we have included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations; however, they should not be viewed as a substitute for measures determined in accordance with GAAP. A reconciliation of book value per share is provided on page 26.

In presenting our segment operating results we have shown our performance with reference to underwriting results. Underwriting results are calculated by subtracting losses and loss expenses, life and annuity benefits, policy acquisition costs and administrative expenses from net premiums earned. We use underwriting results and operating ratios to monitor the results of our operations without the impact of certain factors, including investment income, other income and expenses, interest and income tax expense and net realized gains (losses).

The following non-GAAP measure is a common performance measurement and is defined as income (loss) excluding net realized gains (losses), the tax expense (benefit) on net realized gains (losses) and cumulative effect of a change in accounting principle, net of tax. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business. We exclude net realized gains (losses) because the amount of these gains (losses) is heavily influenced by, and fluctuates in part according to, the availability of market opportunities. We exclude the benefit of the cumulative effect of a change in accounting principle, net of tax, because this benefit resulted in a one time adjustment to income. We believe these amounts are largely independent of our business and including them would distort the analysis of trends. Income excluding net realized gains (losses) and cumulative effect should not be viewed as a substitute for net income determined in accordance with generally accepted accounting principles (GAAP).

	4Q-06	3Q-06	2Q-06	1Q-06	4Q-05	Full Year 2006	Full Year 2005
Net income, as reported	$665	$578	$573	$489	$236	$2,305	$1,028
Net realized gains (losses)	15	(113)	(7)	7	(25)	(98)	76
Income tax expense (benefit) on net realized gains (losses)	(7)	(39)	(1)	(1)	(17)	(48)	3
Cumulative effect of a change in accounting principle, net of tax	—	—	—	4	—	4	—

Income excluding net realized gains (losses) and cumulative effect	$643	$652	$579	$477	$244	$2,351	$955

Reconciliation Non-GAAP	Page 25

ACE Limited
Book Value per Ordinary Share
(in millions of U.S. dollars, except share and per share data)
(Unaudited)

Reconciliation of Book Value per Ordinary Share

	December 31 2006	September 30 2006	June 30 2006	March 31 2006	December 31 2005
Shareholders’ equity	$14,278	$13,511	$12,466	$12,157	$11,812
Proceeds from issuance of preferred shares	(557)	(557)	(557)	(557)	(557)

Numerator for book value per share calculation	13,721	12,954	11,909	11,600	11,255
Less: goodwill	2,731	2,655	2,703	2,703	2,703

Numerator for tangible book value per share	$10,990	$10,299	$9,206	$8,897	$8,552

Denominator	326,455,468	325,956,542	325,371,481	325,143,060	323,322,586

Book value per ordinary share	$42.03	$39.74	$36.60	$35.68	$34.81
Tangible book value per ordinary share	$33.66	$31.60	$28.29	$27.37	$26.45

Reconciliation Book Value	Page 26

ACE Limited
Comprehensive Income
(in millions of U.S. dollars)
(Unaudited)

Consolidated Statement of Comprehensive Income

	4Q-06	3Q-06	2Q-06	1Q-06	4Q-05	Full Year 2006	Full Year 2005
Net income	$665	$578	$573	$489	$236	$2,305	$1,028
Net unrealized appreciation (depreciation) on investments
Unrealized appreciation (depreciation) on investments	132	541	(266)	(118)	(115)	289	(251)
Reclassification adjustment for net realized gains (losses) included in net income	(6)	82	3	(15)	16	64	(135)
Change in cumulative translation adjustment	46	15	50	24	(35)	135	(139)
Minimum pension liability adjustment	13	(5)	(3)	(1)	1	4	8
Income tax (expense) benefit related to other comprehensive income items	(37)	(117)	18	28	24	(108)	115

Other comprehensive income (loss)	148	516	(198)	(82)	(109)	384	(402)

Comprehensive income	$813	$1,094	$375	$407	$127	$2,689	$626

Comprehensive Income	Page 27

ACE Limited
Glossary

Annualized return on ordinary shareholders’ equity (ROE): Income (loss) excluding net realized gains (losses) and cumulative effect less perpetual preferred securities divided by average ordinary shareholders’ equity for the period. To annualize a quarterly rate multiply by four.

Book value per ordinary share: Ordinary shareholders’ equity divided by the shares outstanding.

Combined ratio: The sum of the loss and loss expense ratio, acquisition cost ratio and the administrative expense ratio for the property and casualty business. Calculated on a GAAP basis.

Cumulative effect: The cumulative effect of a change in accounting principle is a benefit resulting from the accrual of a forfeiture rate on the restricted stock under Financial Accounting Standard 123R “Share-Based Payment”.

Effective tax rate: Income tax expense divided by the sum of income tax expense and income (loss) excluding net realized gains (losses) and cumulative effect.

FAS 115: Unrealized gains (losses) on investments and the deferred tax component included in shareholders’ equity.

Life underwriting income: Net premium earned and net investment income less future policy benefits, acquisition costs and administrative expenses.

NM: Not meaningful.

Ordinary shareholders’ equity: Shareholders’ equity less perpetual preferred shares.

P&C: Property and casualty.

Combined ratios: Loss and loss expense ratios, policy acquisition cost ratios and administrative expense ratios excluding life reinsurance business. Calculated on a GAAP basis.

Return on ordinary shareholders’ equity (ROE): Income (loss) excluding net realized gains (losses) and cumulative effect less perpetual preferred securities divided by average ordinary shareholders’ equity.

Tangible book value per ordinary share: Ordinary shareholders’ equity less goodwill divided by the shares outstanding.

Tangible equity: Shareholders’ equity less goodwill.

Total capitalization: Short-term debt, long-term debt, trust preferreds, perpetual preferred shares and shareholders’ equity.

YTD: Year to date.

Glossary	Page 28